UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period:11/1/2014 – 10/31/2015

Item 1.	Reports to Shareholders.

Principal®
Real Estate Investors

P G Z

# Principal Real Estate Income Fund

## ANNUAL REPORT
October 31, 2015

TABLE OF CONTENTS

Performance Overview	1
Report of Independent Registered Public Accounting Firm	8
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Dividend Reinvestment Plan	31
Trustees & Officers	33
Additional Information
Portfolio Holdings	38
Fund Proxy Voting Policies	38
Section 19(A) Notices	38
Unaudited Tax Information	39
Data Privacy Policies and Procedures	39
Service Providers	39

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

INVESTMENT OBJECTIVE
The Principal Real Estate Income Fund's ("PGZ" or the "Fund") investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities. There can be no assurance that the Fund will achieve its investment objective.

PERFORMANCE OVERVIEW
Principal Real Estate Income Fund ("PGZ" or the "Fund") was launched June 25, 2013. As of October  31,  2015,  the  Fund  was  65.7%  allocated  to  commercial  mortgage  backed  securities ("CMBS") and 33.3% allocated to global real estate securities, primarily real estate investment trusts ("REITs"). For the 12-month period ended October 31, 2015, the Fund delivered a net return of -0.54%, assuming dividends are reinvested back into the Fund, based on the closing share price of $17.56 on October 31, 2015. This compares to the return of the S&P 500® Index, over the same time period, of 5.20% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 1.96% and the MSCI World Index of 1.77%.

The October 31, 2015 closing price of $17.56 represented an 11.7% discount to the Fund's Net Asset Value ("NAV"). This compares to an average 11.4% discount for equity real estate closed-end funds and a 8.8% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund has returned 3.61%, including dividends, for the 12-month period ended October 31, 2015. Fund investments were impacted by concerns of a slowdown in global growth led by China in August of this year. This change in the outlook for global growth resulted in investors pulling money out of both equity and bond funds which negatively impacted prices for both global REITS and CMBS. These concerns also forced the Fed to postpone liftoff of zero interest rate policy in September which worked to bring interest rate policy uncertainty back to the market and contributed to heightened levels of volatility remaining in the market through September. The impact of the change in market sentiment in August is reflected in the NAV Price of the Fund declining 6.2% for the 6 months ended October 31, 2015, compared to down 5.4% for the 12 months ended October 31, 2015. This negative price movement came at a time when CMBS and global real estate securities continued to benefit from the ongoing improvement in real estate fundamentals. In the U.S., demand for space is outpacing supply in most markets which is helping to stabilize or increase rents and lower vacancies across major property types in major markets across the country, resulting in higher net operating income at the property level. Globally, real estate markets are exhibiting a generally solid investment landscape with pockets of both strength and weakness.

CMBS
CMBS continues to realize the benefit of improving real estate fundamentals in the form of lower delinquencies and a higher-than-expected percentage of maturing loans being able to refinance. Due to the strong performance of the underlying loans, especially from pools that were issued prior to 2009, the CMBS holdings in the Fund returned approximately 5.1%, outperforming the broader CMBS market, as measured by the Barclays CMBS Investment Grade Index performance of 2.6%, and the broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index performance of 1.96%. New issue CMBS spreads came under pressure starting in June as supply began to outpace demand and spreads dislocated again in August in response to the material increase in broader market volatility.  16% of the CMBS bonds in the Fund are from new and recently issued CMBS.

Annual Report | October 31, 2015	1

Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

As of October 31, 2015, delinquencies on CMBS loans have improved to a post-financial crisis percentage not seen since early 2010 at 5.4%, according to Barclay's Research. Additionally, the monthly pace of new 30-day delinquencies has been averaging around 1% over the past 6 months compared to 5-6% at the peak in 2009-2010, 3-4% in 2012 and 1.5-2.0% in 2013 according to Wells Fargo. Improving fundamentals and availability of capital have also increased the percentage of maturing loans (10 year loans originated in 2005 and 7 year loans originated in 2008) that have been able to refinance during 2015. The maturing loan refinance rate increased from 30-40% in the second half of 2012 to 80% during 2013, 2014 and 90% year-to-date 2015. The continued growth of the new issue CMBS market is helping to provide the capital needed to refinance these loans. New issue CMBS supply was $85 billion in 2014 compared to roughly $1 billion in 2009, $10 billion in 2010, $28 billion in 2011, $43 billion in 2012 and $85 billion in 2013. Projections for 2015 are  that  new  issuance  could  top  $100  billion.  The  improvement  in  commercial  real  estate fundamentals and availability of capital are two key variables, with the third being interest rates, that will have a direct impact on the performance of CMBS through 2017. The peak years of issuance pre-financial crisis were 2005-2007. Issuance during those years included $147 billion in 2005, $172 billion in 2006 and $202 billion in 2007, with the majority of loans originated in those years  being  ten  year  loans.  This  means  the  maturity  cycle  in  2015-2017  and  corresponding percentage of loans that can be refinanced will have a direct impact on recoveries for bonds issued during those pre-crisis years. To-date, refinance activity through defeasance, yield maintenance or paying off at par has been strong for legacy loans on properties that have recovered from the crisis.  As  of  October  31,  roughly  1,250  loans  totaling  $19  billion  have  defeased.  This  total surpassed the total 2014 defeasance volume in October. Another 350 loans totaling $3.25 billion have prepaid with yield maintenance in 2015 compared to $3.20 billion for all of 2014. The impact of this strong refinance activity has been to bring the total balance that remains to be refinanced from the 2005-2007 vintage to $10 billion in 2015, $72 billion in 2016 and $104 billion in 2017. This compares to the total balance that remained to be refinanced as of April 2015 of $50 billion in 2015, $114 billion in 2016 and $111 billion in 2017.

With respect to interest rates, the CMBS bonds held in the portfolio have benefited from being shorter duration securities which has made the portfolio less exposed to interest rate volatility. These bonds continue to attract investors searching for short duration, high yield options. The duration of the CMBS portfolio in the Fund was 2.08 years as of April 30, 2015.

We believe the outlook for CMBS remains positive looking forward to 2016 based on our positive outlook for real estate fundamentals driving strong property level income growth over the next 2-3 years. This income growth should be positive for the credit quality of the underlying CMBS loans and should help support growth in property values even if interest rates start to increase. Longer-term, the continued growth of CMBS issuance will be important for the market as the height of the maturity cycle approaches in 2016-2017.

GLOBAL REAL ESTATE SECURITIES
Despite improving real estate fundamentals, the global real estate securities holdings within the Fund returned approximately 1.4%, underperforming both global equities, as measured by the MSCI World Index (+1.77%), and global bonds, as measured by the J.P Morgan Global Government

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Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

Bond Index (+3.37%) for the 12-months ended October 31, 2015. Capital flows into the private real estate asset class remain robust and the nemesis of past real estate cycles, supply competition arising from newly developed properties, remains well in check in most markets. Yet, investors have been confounded in recent months by the paradoxically opposing possibilities of rising interest rates in the U.S. reflective of an improving U.S. economy as well as a the possibility of a global recession triggered by China's slowing growth and policy missteps. As such, global real estate  securities  experienced  several  sharp  movements  over  the  past  12  months  largely  in response to changing investor expectations regarding the path of U.S. interest rates and the possibility of a hard landing, rather than a smooth deceleration of GDP growth, in the Chinese economy. While changing investor views on interest rates and Chinese growth dominated much of the  past  12  months,  our  macro-economic  views  remain  little-changed  in  that  we  anticipate modest, but predictable GDP growth in the U.S. and the UK, continued central bank easing in Japan and across Europe, and albeit notable deceleration, sufficient growth in China. We believe this continued environment of low sovereign yields and tepid GDP growth is favorable for listed property stocks.

Performance within the global real estate securities holdings was strongest in Europe as the portfolio's holdings there returned approximately 12% in USD. Contribution was dominated in particular by strong returns from UK stocks as improving labor markets and a broadening of the housing  market  recovery  drove  UK  property  stocks.  Continental  Europe  also  performed  well amidst  prospects  for  a  resolution  to  the  Greek  crisis  and  ongoing  quantitative  easing.  The portfolio's holdings within the Americas were roughly flat for the period with U.S. stocks returning approximately 1%, but Canadian stocks were under pressure and returning approximately -12% (in USD) amidst weakening economic conditions in Canada given declining commodity prices. The portfolio's holdings within Asia Pacific were especially weak and returned approximately -7% (in USD) as Chinese growth concerns weighted on most countries within Asia.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities trade at attractive levels at the end of October 2015. This measure examines the  spread  between  the  stocks'  forward  looking  implied  unlevered  internal  rates  of  returns ("IRRs") to global treasury yields. That spread, or 'risk premium', of 4.67% as of the end of October is comfortably in excess of the trailing 10 year average of 4.46%.

Despite some renewed global growth concerns, we continue to be encouraged that the broader economic recovery theme is intact for the developed world. Property fundamentals continue to benefit from this improvement in the underlying economy in the form of increased occupancy and rental  levels.  Supply  growth  also  remains  generally  subdued  for  most  property  sectors  and therefore supportive of further fundamental gains. With the recent macroeconomic uncertainty, the fear of higher interest rates has somewhat dissipated. Slow but steady global growth, low inflation and commodity price concerns are likely to result in lower long term interest rates. However, investors will be closely monitoring monetary policy action and commentary over the balance of the year, likely resulting in further volatility in financial markets. Although volatility has been  higher  recently,  private  market  demand  for  real  estate  has  not  changed,  as  strong fundamentals and a 'search for yield' continue to attract investors to the asset class. The universe of global listed real estate stocks trade at attractive levels relative to private market values, thus any pull-back in pricing of stocks will present a buying opportunity.

Annual Report | October 31, 2015	3

Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

OUTLOOK
The outlook for global growth and interest rate policy decisions in the U.S. will continue to be a significant factor influencing the near-term performance of CMBS and global real estate securities. We believe both sectors are poised to deliver attractive returns in a relatively stable rate, low growth environment. Longer-term, if rates break out of the current range in response to an improving global economy, this would likely result in increased earnings growth for commercial real estate properties; a positive for both the CMBS and global property securities markets. In the meantime, periods of near-term volatility may present opportunities for positive long-term performance.

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

Barclays U.S. Aggregate Bond Index –A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI's market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

J.P. Morgan Global Government Bond Index – is a widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets. The index measures the total, principal, and interest returns in each market and can be reported in 19 different currencies. By including only traded issues available to international investors, the index provides a realistic measure of market performance.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

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Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

PERFORMANCE as of October 31, 2015

TOTAL RETURNS(1)	ANNUALIZED
Fund	1 Year	Since Inception(2)
Net Asset Value (NAV)(3)	3.61%	10.91%
Market Price(4)	-0.54%	3.17%
Barclays U.S. Aggregate Bond Index	1.96%	3.51%
MSCI World Index	1.77%	10.41%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2015, 2.59%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2015, 2.08%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market's value.

Barclay's U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI's market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc.

Annual Report | October 31, 2015	5

Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013, and tracking its progress through April 30, 2015.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments.

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Principal Real Estate Income Fund	Performance Overview

October 31, 2015 (Unaudited)

GEOGRAPHIC BREAKDOWN as of October 31, 2015

% of Total Investments
United States	83.14%
Australia	2.68%
Singapore	2.34%
Netherlands	2.27%
Hong Kong	2.18%
Guernsey	2.03%
Great Britain	1.85%
France	1.53%
Finland	0.79%
Canada	0.66%
South Africa	0.20%
Jersey	0.20%
Germany	0.13%
100.00%

Holdings are subject to change.

Annual Report | October 31, 2015	7

Principal Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Principal Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Principal Real Estate Income Fund (the "Fund") as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principal Real Estate Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 December 22, 2015

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

Description	Shares	Value (Note 2)
COMMON STOCKS (47.32%)

Real Estate Management/Services (1.55%)
Atrium European Real Estate, Ltd.	96,100	$398,400
Citycon OYJ	389,193	1,025,431
Hyprop Investments, Ltd., REIT	19,000	172,303
Sponda OYJ	125,000	531,131
		2,127,265
Real Estate Operating/Development (2.60%)
Croesus Retail Trust	2,549,726	1,519,752
Frasers Centrepoint, Ltd.	442,600	514,982
New World Development Co., Ltd.	820,000	879,184
TLG Immobilien AG	14,000	263,564
Urban & Civic PLC	63,089	266,730
Vukile Property Fund, Ltd., REIT	92,000	127,307
		3,571,519
REITS-Apartments (0.56%)
Equity Residential	10,000	773,200

REITS-Diversified (19.69%)
Altarea SCA	11,400	2,146,792
Champion Real Estate Investment Trust	2,830,000	1,482,440
Crombie Real Estate Investment Trust	65,500	650,692
Digital Realty Trust, Inc.	26,400	1,952,544
EPR Properties	30,200	1,715,662
The Geo Group, Inc.	55,000	1,774,850
Klepierre	18,000	854,593
Land Securities Group PLC	26,100	538,758
Liberty Property Trust	52,200	1,775,844
Londonmetric Property PLC	550,000	1,434,615
Mirvac Group	1,273,000	1,638,536
NewRiver Retail, Ltd.(a)	374,000	1,901,203
Pure Industrial Real Estate Trust	190,000	645,152
Spring Real Estate Investment Trust	4,795,000	1,917,852
STAG Industrial, Inc.	37,037	759,999
Stockland	720,100	2,079,688
STORE Capital Corp.	57,381	1,300,827
Wereldhave N.V.	38,988	2,434,338
		27,004,385
REITS-Health Care (4.68%)
Assura PLC	749,812	650,200
Medical Properties Trust, Inc.	135,500	1,531,150
Primary Health Properties PLC	102,200	679,836
Sabra Health Care REIT, Inc.	53,500	1,213,380
Senior Housing Properties Trust	80,000	1,215,200

Annual Report | October 31, 2015	9

Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

Description	Shares	Value (Note 2)
REITS-Health Care (4.68%) (continued)
Ventas, Inc.	21,000	$1,128,120
		6,417,886
REITS-Hotels (2.60%)
Hospitality Properties Trust	85,600	2,297,504
Hospitality Property Fund, Ltd., Class A	110,000	96,972
LaSalle Hotel Properties	12,000	352,920
Summit Hotel Properties, Inc.	62,500	817,500
		3,564,896
REITS-Manufactured Homes (1.49%)
Sun Communities, Inc.	30,500	2,044,110

REITS-Mortgage (0.24%)
CYS Investments, Inc.	43,100	332,732

REITS-Office Property (4.14%)
Brandywine Realty Trust	71,100	959,850
Highwoods Properties, Inc.	41,500	1,803,175
Piedmont Office Realty Trust, Inc., Class A	116,000	2,248,080
Workspace Group PLC	45,100	665,714
		5,676,819
REITS-Regional Malls (0.79%)
Frasers Centrepoint Trust	775,000	1,081,537

REITS-Shopping Centers (5.97%)
Charter Hall Retail REIT	514,500	1,555,613
Fortune Real Estate Investment Trust	1,217,000	1,259,301
Hammerson PLC	68,500	672,142
Ramco-Gershenson Properties Trust	73,400	1,233,120
Vastned Retail N.V.	41,600	2,024,237
WP Glimcher, Inc.	124,000	1,440,880
		8,185,293
REITS-Single Tenant (1.66%)
Agree Realty Corp.	70,500	2,282,790

REITS-Storage/Warehousing (1.18%)
National Storage Affiliates Trust	54,017	812,416
Safestore Holdings PLC	161,000	807,884
		1,620,300
REITS-Warehouse/Industrials (0.17%)
AIMS AMP Capital Industrial REIT	230,000	229,852

TOTAL COMMON STOCKS (Cost $62,816,694)		64,912,584

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

		Value
Description	Shares	(Note 2)
PREFERRED STOCKS (0.36%)

REITS-Hotels (0.23%)
Hersha Hospitality Trust, Series B, 8.000%	12,300	$314,265

REITS-Regional Malls (0.13%)
Pennsylvania Real Estate Investment Trust, Series B, 7.375%	7,200	183,888

TOTAL PREFERRED STOCKS (Cost $487,427)		498,153

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (94.22%)
Commercial Mortgage Backed Securities-Other (59.28%)
Bank of America Commercial Mortgage Trust, Series 2008-1(b)	6.467%	01/10/18	$2,500,000	$2,564,670
CD Commercial Mortgage Trust, Series 2007-CD4(b)	5.398%	12/11/49	12,500,000	10,981,374
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(b)	5.538%	09/15/16	10,000,000	10,029,013
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	10,000,000	10,242,182
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(b)(c)	3.615%	06/25/41	9,000,000	1,591,906
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(b)(c)	1.903%	12/25/18	28,580,000	1,534,743
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(b)(c)	1.806%	01/25/19	27,555,000	1,430,832
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(b)(c)	1.700%	04/25/40	30,601,130	1,596,788
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(b)(c)	1.660%	06/25/42	27,830,000	1,485,273
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(b)	5.505%	02/10/17	7,500,000	7,121,583

Annual Report | October 31, 2015	11

Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Other (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	$2,500,000	$2,464,712
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(b)	5.489%	12/12/43	3,899,000	2,124,955
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(b)	5.695%	05/12/17	3,500,000	3,266,285
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/16	5,000,000	4,426,069
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20(b)(c)(d)	1.761%	02/15/25	23,967,000	2,530,194
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(b)	5.368%	11/15/48	13,000,000	12,911,664
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(b)	5.413%	12/15/43	5,000,000	5,010,699
				81,312,942

Commercial Mortgage Backed Securities-Subordinated (34.94%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	3,013,729
Commercial Mortgage Trust, Series 2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	4,228,704
Commercial Mortgage Trust, Series 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,575,046
Commercial Mortgage Trust. Series 2014-CCRE17(b)(d)	4.459%	05/10/24	6,000,000	4,705,018
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(b)(d)	4.205%	07/10/23	3,000,000	2,694,873
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(b)(d)	5.316%	11/10/46	2,342,405	2,273,532
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(b)	5.716%	12/12/44	7,560,000	7,311,578
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(b)(d)	5.176%	11/15/23	2,117,483	2,015,819
Merrill Lynch Mortgage Trust, Series 2005-CIP1(b)	5.369%	11/12/15	2,741,809	2,741,652

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Merrill Lynch Mortgage Trust, Series 2006-C1(b)	5.865%	05/12/39	$9,000,000	$7,621,740
Merrill Lynch-CFC Commercial
Mortgage Trust, Series 2006-2(b)(d)	5.886%	06/12/46	2,000,000	1,921,406
Merrill Lynch-CFC Commercial
Mortgage Trust, Series 2006-3(b)	5.554%	09/12/16	2,500,000	1,817,187
Morgan Stanley Bank of America
Merrill Lynch Trust, Series 2013-C8(b)(d)	4.170%	02/15/23	3,000,000	2,822,836
Wells Fargo Commercial Mortgage
Trust 2015-NXS1(b)	4.242%	05/15/48	2,500,000	2,082,582
Wells Fargo Commercial Mortgage
Trust 2015-NXS3(d)	3.153%	09/15/57	1,500,000	1,109,670
				47,935,372

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $125,435,501)				129,248,314

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.41%)
State Street Institutional Liquid Reserves Fund, Institutional Class	0.148%	1,937,358	1,937,358

TOTAL SHORT TERM INVESTMENTS (Cost $1,937,358)			1,937,358

TOTAL INVESTMENTS (143.31%) (Cost $190,676,980)			$196,596,409

Liabilities in Excess of Other Assets (-43.31%)			(59,418,168)
NET ASSETS (100.00%)			$137,178,241

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2015, the aggregate market value of those securities was $1,901,203, representing 1.39% of net assets.
(b)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at October 31, 2015.
(c)	Interest only security.

Annual Report | October 31, 2015	13

Principal Real Estate Income Fund	Statement of Investments

October 31, 2015

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $25,877,098, which represents 18.86% of net assets as of October 31, 2015.

Common Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
FHLMC - Federal Home Loan Mortgage Corporation.
Ltd. - Limited.
N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SCA - Societe en Commandite par Actions is a term for limited liability partnership.

See Notes to Financial Statements

14	www.principalcef.com

Principal Real Estate Income Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS:
Investments, at value	$196,596,409
Receivable for investments sold	198,644
Interest receivable	801,107
Dividends receivable	181,821
Prepaid and other assets	54,680
Total Assets	197,832,661

LIABILITIES:
Foreign cash due to custodian (Cost $184,615)	181,508
Loan payable (Note 3)	60,000,000
Interest due on loan payable	93,249
Payable for investments purchased	75,123
Payable to adviser	175,819
Payable to administrator	31,706
Payable to transfer agent	8,484
Payable for trustee fees	21,877
Other payables	66,654
Total Liabilities	60,654,420
Net Assets	$137,178,241

NET ASSETS CONSIST OF:
Paid-in capital	$131,370,973
Undistributed net investment income	212,817
Accumulated net realized loss on investments and foreign currency transactions	(321,399)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,915,850
Net Assets	$137,178,241

PRICING OF SHARES:
Net Assets	$137,178,241
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$19.88

Cost of Investments	$190,676,980

See Notes to Financial Statements.

Annual Report | October 31, 2015	15

Principal Real Estate Income Fund	Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:
Interest	$10,645,822
Dividends (net of foreign withholding tax of $171,818)	3,134,452
Total Investment Income	13,780,274

EXPENSES:
Investment advisory fees	2,135,040
Interest on loan	731,202
Administration fees	323,440
Transfer agent fees	26,989
Audit fees	31,000
Legal fees	165,543
Custodian fees	32,830
Trustee fees	83,812
Printing fees	20,639
Insurance fees	49,717
Excise tax	75,573
Other	38,161
Total Expenses	3,713,946
Net Investment Income	10,066,328

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	883,262
Foreign currency transactions	(23,941)
Net realized gain	859,321
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,866,194)
Translation of assets and liabilities denominated in foreign currencies	(2,267)
Net change in unrealized depreciation	(6,868,461)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(6,009,140)
Net Increase in Net Assets Resulting from Operations	$4,057,188

See Notes to Financial Statements.

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Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

OPERATIONS:
Net investment income	$10,066,328	$10,839,609
Net realized gain on investments and foreign currency transactions	859,321	1,922,448
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(6,868,461)	7,950,939
Net increase in net assets resulting from operations	4,057,188	20,712,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,469,338)	(11,488,167)
From net realized gains	(432,817)	–
Net decrease in net assets from distributions to shareholders	(11,902,155)	(11,488,167)

Net Increase/(Decrease) in Net Assets	(7,844,967)	9,224,829

NET ASSETS:
Beginning of period	145,023,208	135,798,379
End of period (including undistributed/(distributions in excess of) net investment income of $212,817 and $(374,591))	$137,178,241	$145,023,208

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

Annual Report | October 31, 2015	17

Principal Real Estate Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,057,188
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(45,049,196)
Proceeds from disposition of investment securities	48,701,844
Net proceeds from short-term investment securities	632,905
Net realized (gain)/loss on:
Investments	(883,262)
Net change in unrealized (appreciation)/depreciation on:
Investments	6,866,194
Translation of assets and liabilities denominated in foreign currencies	2,267
Amortization of discounts and premiums	(1,110,776)
Increase in interest receivable	(26,079)
Decrease in dividends receivable	55,911
Increase in prepaid and other assets	(18,316)
Decrease in foreign cash due to custodian	(1,366,723)
Increase in interest due on loan payable	27,990
Increase in payable to transfer agent	6,175
Decrease in payable to adviser	(4,934)
Increase in payable to administrator	3,090
Increase in payable for trustee fees	3,127
Increase in other payables	7,017
Net cash provided by operating activities	$11,904,422

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(11,902,155)
Net cash used in financing activities	$(11,902,155)

Effect of exchange rates on cash	$(2,267)

Net increase in cash	$–
Cash, beginning balance	$–
Cash, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$703,212

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013

Net asset value - beginning of period	$21.02	$19.68	$19.10
Income/(loss) from investment operations:
Net investment income(a)	1.46	1.57	0.33
Net realized and unrealized gain/(loss) on investments	(0.87)	1.44	0.70
Total income from investment operations	0.59	3.01	1.03

Less distributions to common shareholders:
From net investment income	(1.67)	(1.67)	(0.41)
From net realized gains	(0.06)	–	–
Total distributions	(1.73)	(1.67)	(0.41)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	–	(0.04)
Total capital share transactions	–	–	(0.04)
Net increase/(decrease) in net asset value	(1.14)	1.34	0.58
Net asset value - end of period	$19.88	$21.02	$19.68
Market price - end of period	$17.56	$19.34	$17.76

Total Return(b)	3.61%	16.82%	5.40%
Total Return - Market Price(b)	(0.54%)	19.10%	(9.16%)

Supplemental Data:
Net assets, end of period (in thousands)	$137,178	$145,023	$135,798
Ratios to Average Net Assets:
Total expenses	2.59%	2.59%	2.15	%(c)
Total expenses excluding interest expense	2.08%	2.04%	1.99	%(c)
Net investment income	7.02%	7.74%	5.01	%(c)
Total expenses to average managed assets(d)	1.83%	1.81%	1.93	%(c)
Portfolio turnover rate	22%	18%	1	%(e)
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$60,000	$60,000	$60,000
Asset Coverage Per $1,000 (in thousands)	$3,286	$3,417	$3,263

See Notes to Financial Statements.

Annual Report | October 31, 2015	19

Principal Real Estate Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.
(e)	Not annualized.

See Notes to Financial Statements.

20	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Principal Real Estate Income Fund (the ''Fund'') is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ''1940 Act'').

The Fund's investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund's net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage.

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange ("NYSE") on October 31, 2015.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund's net asset value per Common Share is calculated in the manner authorized by the Fund's Board of Trustees (the "Board"). Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

Annual Report | October 31, 2015	21

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

The Board has established the following procedures for valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund's Fair Valuation Committee as a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's, borrower's, or counterparty's management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund's investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2015:

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$64,912,584	$–	$–	$64,912,584
Preferred Stocks	498,153	–	–	498,153
Commercial Mortgage Backed Securities	–	129,248,314	–	129,248,314
Short Term Investments	1,937,358	–	–	1,937,358
Total	$67,348,095	$129,248,314	$–	$196,596,409

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the year ended October 31, 2015, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities ("CMBS"): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property.

Annual Report | October 31, 2015	23

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts ("REITs"): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund's performance.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

Foreign Currency Risk:  The  Fund  expects  to  invest  in  securities  denominated  or  quoted  in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies  and  the  U.S.  dollar.  These  risks  often  are  heightened  for  investments  in  smaller, emerging capital markets.

The  accounting  records  of  the  Fund  are  maintained  in  U.S.  dollars.  Prices  of  securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency  gains  or  losses  realized  between  the  trade  and  settlement  dates  on  securities transactions,  and  the  difference  between  the  amounts  of  dividends,  interest,  and  foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund's policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Annual Report | October 31, 2015	25

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company ("SSB"), which by its terms expires on September 21, 2016, subject to the restrictions and terms of the credit agreement. As of October 31, 2015, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the three-month LIBOR (London Interbank Offered Rate) of 0.345%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the year ended October 31, 2015, was as follows:

Average Interest Rate*	1.177%
Average Outstanding Loan Payable	$60,000,000

*	Prior to September 21, 2015, the Fund was charged an interest rate of 0.90% (per annum) above the three-month LIBOR for borrowing under the previous SSB credit agreement.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. ("AAI") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund's average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (''PrinRei'') as the Fund's sub-advisor and will pay PrinRei an annual fee of 0.55% based on the Fund's Total Managed Assets.

ALPS Fund Services, Inc. (''AFS''), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net  asset  values,  providing  additional  fund  accounting  and  tax  services,  and  providing  fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund's average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (''DST''), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI.

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund's policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund's total assets, including proceeds from such Borrowings and issuances (collectively, ''Limited Leverage''). ''Borrowings'' are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund's issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund's issuance of any senior notes or similar  securities)  and  senior  securities  in  the  form  of  stock  (e.g.,  the  Fund's  issuance  of  preferred shares).

5. DISTRIBUTIONS

The  Fund  intends  to  make  monthly  distributions  to  Common  Shareholders  out  of  the  net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund's distributed income may qualify as qualified dividend income, all or a portion of the Fund's distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

Subsequent to October 31, 2015, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
November 12, 2015	November 16, 2015	November 25, 2015	$0.145
December 17, 2015	December 21, 2015	December 30, 2015	$0.145

Annual Report | October 31, 2015	27

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common  Shares.  The  Fund  intends  to  hold  annual  meetings  of  Common  Shareholders  in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund's Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$ 43,834,601	$ 47,180,725

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year  from  net  investment  income  or  net  realized  gains  may  differ  from  its  ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014, were as follows:

Principal Real Estate Income Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Ordinary Income	$11,469,338	$11,478,934
Long-Term Capital Gain	432,817	9,233
Total	$11,902,155	$11,488,167

Components  of  Earnings:  Tax  components  of  distributable  earnings  are  determined  in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2015, certain differences were reclassified.

28	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

The reclassifications were as follows:

	Paid-in capital	Undistributed net investment income	Accumulated net realized loss on investments and foreign currency transactions
Principal Real Estate Income Fund	$(96,432)	$1,990,418	$(1,893,986)

These differences are primarily attributed to the different tax treatment of foreign currency, passive foreign investment companies (PFICs), non-deductible expenses and distribution reclassifications.

As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Short-Term
Principal Real Estate Income Fund	$321,399

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Principal Real Estate Income Fund
Undistributed Ordinary Income	$1,775,665
Accumulated Capital Loss	(321,399)
Unrealized Appreciation	4,353,002
Total	$5,807,268

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2015, were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$192,239,828
Gross appreciation on investments (excess of value over tax cost)	$10,365,610
Gross depreciation on investments (excess of tax cost over value)	(6,009,029)
Net depreciation of foreign currency	(3,579)
Net unrealized appreciation on investments	$4,353,002

The differences between book-basis and tax-basis are primarily due to investments in Passive Foreign Investment Companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends  to  remain  qualified,  as  a  regulated  investment  company  under  the  provisions  of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of  its  investment  company  taxable  net  income  and  realized  gain,  not  offset  by  capital  loss

Annual Report | October 31, 2015	29

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2015

carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. During the year, the Fund paid an excise tax of $96,432 as required under Internal Revenue Code §4982,  primarily  due  to  the  timing  of  income  inclusions  from  Passive  Foreign  Investment Companies ("PFICs") held by the Fund. As of October 31, 2015, $75,573 of the $96,432 excise tax paid was included on the Statement of Operations.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a "Dividend"). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making

Annual Report | October 31, 2015	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2015 (Unaudited)

Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

32	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

The following table includes information regarding the Fund's trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The "independent trustees" consist of those trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2018. Has served since April 2013.
President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 -  present; Advisor, Pauls Corporation (real estate investment management and development), 2008 -  present; Chairman, Ross Consulting Group (real estate consulting services) 1983 - 2013; Advisory Board, Neenan Company (construction services) 2002 - present; Board Member, Prosci Inc. (private business services) 2013 -present; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Director, National Western Stock Show (not-for-profit organization) 2010 -  present; Director, Biennial of the Americas (not-for-profit- organization) 2012 -  present.
				22	Westcore Trust (12 funds); ALPS ETF Trust (21 funds)

Annual Report | October 31, 2015	33

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jerry G. Rutledge (1944)	Trustee	Term expires in 2017. Has served since April 2013.	President and owner of Rutledge's Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007 – present). Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	14	Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (34 funds)
Ernest J. Scalberg (1945)	Trustee	Term expires in 2016. Has served since April 2013.	Research Professor and Retired. Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 – present); and Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005 - present).	1	The Select Sector SPDR Trust (11 funds); db-X Exchange-Traded Funds, Inc. (5 funds).

34	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Thomas A. Carter (1966)	Chairman, Trustee and President	Term expires in 2017. Has served since August 2012.
Mr. Carter joined ALPS Fund Services, Inc. ("AFS") in 1994 and is currently President and Director of ALPS Advisors, Inc. ("ALPS"), ALPS Distributors, Inc. ("ADI") and FTAM Funds Distributor, Inc. ("FDI") and Executive Vice President and Director of AFS and ALPS Holdings, Inc. ("AHI"). Because of his position with AHI, AFS, ALPS, ADI, and FDI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining AFS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				31	ALPS Variable Investment Trust (9 funds) and ALPS ETF Trust (21 funds).

Annual Report | October 31, 2015	35

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Patrick D. Buchanan (1972)	Treasurer	Has served since August 2012.
Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Buchanan has served as Treasurer and Principal Financial Officer of ALPS ETF Trust since June 2012, ALPS Variable Investment Trust since March 2013, and of Clough Funds Trust since March 2015. Mr. Buchanan received his Bachelor of Science in Finance from the University of Colorado at Boulder.
				N/A	N/A
Erin D. Nelson (1977)	Chief Compliance Officer	Has served as Chief Compliance Officer since June 2015; previously served as Secretary from March 2014 to June 2015.
Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. ("AAI") on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson joined AAI's parent company, ALPS Holdings, Inc. in January 2003.
				N/A	N/A

36	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Andrea E. Kuchli (1985)	Secretary	Has served since August 2015.
Ms. Kuchli has been Vice President and Senior Counsel of ALPS Fund Services, Inc. and ALPS Advisors, Inc. since February 2015. Prior to that Ms. Kuchli served as an Associate Attorney with Davis Graham & Stubbs LLP from April 2014 to February 2015, and as an Associate Attorney with Dechert LLP from September 2011 to April 2014. Ms. Kuchli is also the Secretary of the Westcore Trust (May 2015 – present), Assistant Secretary of the James Advantage Funds (May 2015 – present), and a member of the Board of Directors of Family Star Montessori, a non-profit.
				N/A	N/A

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

(1)	The term "Fund Complex" means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee. With respect to ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. With respect to Financial Investors Trust, 13 funds are included in the total funds in the Fund Complex column.

Annual Report | October 31, 2015	37

Principal Real Estate Income Fund	Additional Information

October 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund's Form N–Q are available without a charge, upon request, by contacting the Fund at 1–855–838–9485 and on the Commission's website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

PROXY VOTING

A description of the Fund's proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund's website located at http://www.principalcef.com, or (3) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC's website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Year Ended October 31, 2015				Percentage of the Total Cumulative Distributions for the Year Ended October 31, 2015
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$ 1.5589	$ 0.1661	$ 0.0000	$ 1.7250	90.37%	9.63%	0.00%	100.00%

38	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2015 (Unaudited)

UNAUDITED TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Principal Real Estate Income Fund designates $432,817 as a long-term capital gain distribution.

The Fund designated 3.35% of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designated 0.38% of the ordinary income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction.

In early 2015, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the "Fund") has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers' Fund transactions will be collected.
●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.
●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund's custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund's transfer agent and registrar.

Annual Report | October 31, 2015	39

Principal Real Estate Income Fund	Additional Information

October 31, 2015 (Unaudited)
LEGAL MATTERS

Dechert LLP, New York, New York, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. is the independent registered public accounting firm for the Fund.

40	www.principalcef.com

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant's Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Ernest Scalberg as the Registrant's "audit committee financial expert." Mr. Scalberg is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for professional services rendered by Cohen Fund Audit Services, Ltd ("Cohen") for each of the last two fiscal years ended October 31, 2015 and October 31, 2014 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,000 in 2015 and $28,000 in 2014.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2015 and $0 in 2014.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $3,000 in 2015 and $3,000 in 2014. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2015 and $0 in 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 in 2015 and $0 for 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Rick A. Pedersen
Jerry Rutledge
 Ernest Scalberg, Chairman (designated Financial Expert)

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of: October 31, 2015

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Marc Peterson, CFA	Portfolio Manager	Since Inception	Managing Director, Portfolio Management – Principal Real Estate Investors, LLC ("PrinREI")
Kelly D. Rush, CFA	Portfolio Manager	Since Inception	Head of Global Real Estate Securities – PrinREI

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund's portfolio. Marc is responsible for the CMBS portion of the Fund's portfolio. Marc joined PrinREI's parent, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS. He received an MBA from Drake University and a bachelor's degree in accounting from Luther College. Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund's portfolio. Kelly is responsible for the real estate-related securities portion of the Fund's portfolio. Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997. Kelly received an MBA in business administration and a bachelor's degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

(a)(2)	As of October 31, 2015, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies(1)	Other Pooled Investment Vehicles(2)	Other Accounts(3)
Marc Peterson, CFA	3 Accounts $2,104.2 million Total Assets	2 Accounts $57.3 million Total Assets	13 Accounts $5,385.6 million Total Assets
Kelly D. Rush, CFA	7 Accounts $6,310.2million Total Assets	6 Accounts $893.4 million Total Assets	44 Accounts $3,426.5 million Total Assets(4)

(1)
Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(4)	This includes one account with a value of $72.7 million which is subject to a fee based on performance, but this account has since been terminated.

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings is structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that Principal Financial Group's retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. ''clones'').

The benefits of this structure are threefold. First, the emphasis on investment performance pro- vides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

(a)(4)	Dollar Range of Securities Owned as of October 31, 2015.

Portfolio Managers	Dollar Range of the Registrant's Securities Owned by the Portfolio Managers
Marc Peterson, CFA	$1 to $10,000
Kelly D. Rush, CFA	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant's Principal Executive Officer and Principal Financial Officer is attached hereto as exhibit EX‑99.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto as exhibit EX-99.ITEM7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	December 30, 2015

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	December 30, 2015